Exhibit 10.8
                              COMCAST CORPORATION

                           DEFERRED COMPENSATION PLAN

                            As Amended and Restated

                           Effective January 1, 1995


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                               TABLE OF CONTENTS


                                                                 Page

         I.                ESTABLISHMENT OF PLAN                  1

         II.               DEFINITIONS                            1

         III.              ELECTION TO DEFER COMPENSATION         6

         IV.               FORMS OF DISTRIBUTION                 11

         V.                BOOK ACCOUNTS                         11

         VI.               NON-ASSIGNABILITY, ETC.               13

         VII.              DEATH OR DISABILITY OF PARTICIPANT    13

         VIII.             INTERPRETATION                        15

         IX.               AMENDMENT OR TERMINATION              15

         X.                MISCELLANEOUS PROVISIONS              16

         XI.               EFFECTIVE DATE                        16

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                              COMCAST CORPORATION
                           DEFERRED COMPENSATION PLAN
                            As Amended and Restated,
                           Effective January 1, 1995


I.       ESTABLISHMENT OF PLAN

         COMCAST CORPORATION, a Pennsylvania corporation, originally established the Comcast Corporation Deferred Compensation Plan (the "Plan"), effective as of February 12, 1974, to permit outside directors and eligible employees to defer the receipt of compensation otherwise payable to such outside directors and eligible employees in accordance with the terms of the Plan. The Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation to outside directors and to a select group of management or highly compensated employees. The Plan has been amended from time to time. Comcast Corporation hereby amends and restates the Plan in its entirety, effective January 1, 1995.

II.      DEFINITIONS

         2.1 "Account" means the bookkeeping accounts established pursuant to Section 5.1 and maintained by the Administrator in the names of the respective Participants, to which all amounts deferred and earnings allocated under the Plan shall be credited, and from which all amounts distributed under the Plan shall be debited.

         2.2      "Administrator" means the Committee.

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         2.3      "Annual Rate of Pay" means, as of any date, the sum of:

               2.3.1      an employee's annualized base pay rate, plus

               2.3.2 the amount of bonus, if any, paid to such employee pursuant to a Bonus Program during the 365-day period ending on such date.

An employee's Annual Rate of Pay shall not include sales commissions or other similar payments or awards.

         2.4 "Board" means the Board of Directors of the Company, or the Executive Committee of the Board of Directors of the Company.

         2.5 "Bonus Program" means a plan or arrangement maintained by a Participating Company for the benefit of a class or category of employees, which provides for the payment of a cash bonus to eligible members of such class or category upon the satisfaction of such conditions as may be provided under such plan or arrangement, provided that the term "Bonus Program" shall not include any arrangement for the payment of sales commissions or other similar payments or awards.

         2.6      "Committee"   means  the  Subcommittee  on  Performance  Based
Compensation of the Compensation Committee of the Board of Directors of the Company.

         2.7      "Company" means Comcast Corporation.

         2.8      "Compensation" means:

             2.8.1  In  the  case  of  an  Outside  Director,   the  total  cash
                    remuneration for services as a member of the Board and as a member of any Committee of the Board; and
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             2.8.2  In  the  case  of  an  Eligible  Employee,  the  total  cash
                    remuneration   for  services   payable  by  a  Participating
                    Company,   excluding  sales  commissions  or  other  similar
                    payments or awards.

         2.9 "Election" means a written election on a form provided by the Administrator, filed with the Administrator in accordance with Article III, pursuant to which an Outside Director or an Eligible Employee:

             2.9.1 may elect to defer all or any portion of the Compensation payable for the performance of services as an Outside Director or as an Eligible Employee following the time that such election is filed; and/or

             2.9.2 may designate the time that part or all of the Account shall be distributed.

         2.10 "Eligible Employee" means:

             2.10.1 each  employee  of  a  Participating  Company  who ,  as  of
                    December 31, 1989, was eligible to  participate in the Plan;

             2.10.2 each employee  of a  Participating  Company  who was, at any time before January 1, 1995, eligible to participate in the Plan and whose Annual Rate of Pay is $90,000 or more as of both (1) the date on which an Election with respect to the deferral of Compensation to be

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                    earned  after    December  31 ,  1994  is  filed   with  the
                    Administrator and (2) the first day of each Plan Year beginning after December 31, 1994.

             2.10.3 each employee of a  Participating  Company whose Annual Rate of Pay is $125,000 or more as of both (1) the date on which an Election is filed with the Administrator and (2) the first day of the Plan Year in which such Election is filed.

             2.10.4 each New Key Employee.

         2.11 "Former Eligible Employee" means an employee of a Participating Company who, as of any relevant date, does not satisfy the requirements of an "Eligible Employee" but who previously met such requirements.

         2.12 "Hardship" means a Participant's serious financial hardship, as determined by the Board on a uniform and nondiscriminatory basis pursuant to the Participant's request under Section 7.3.

         2.13 "New Key Employee" means each employee of a Participating Company hired on or after the Restatement Effective Date whose annual rate of pay on his date of hire is $125,000 or more.

         2.14 "Outside Director" means a member of the Board who is not an employee of a Participating Company.

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         2.15 "Participant".

               2.15.1  "Participant"  means  each  individual  who  has  made an
                    Election, and who has an undistributed amount credited to an Account under the Plan.

               2.15.2 "Active  Participant" means (1) each Participant who is in active service as an Outside Director and (2) each Participant who is actively employed by a Participating Company as an Eligible Employee.

               2.15.3 "Grandfathered  Participant" means an Inactive Participant who, on or before December 31, 1991, enters into a written agreement with the Company to terminate service to the Company or gives written notice of intention to terminate service to the Company, regardless of the actual date of termination of service.

               2.15.4 "Inactive  Participant"  means each Participant who is not in active service as an Outside Director and is not actively employed by a Participating Company.

         2.16  "Participating  Company" means the Company and each Participating
Company  (as  such  term  is  defined   therein)  in  The  Comcast   Corporation
Retirement-Investment Plan, as amended.

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         2.17  "Plan" means the Comcast Corporation  Deferred Compensation Plan,
As Amended and Restated, Effective January 1, 1995, as set forth in this document, and as may be amended.

         2.18  "Plan Year" means the calendar year.

         2.19 "Prime Rate" means the annual rate of interest identified by PNC Bank as its prime rate as of a Participant's employment termination date and as of the first day of each calendar year beginning thereafter.

         2.20  "Restatement Effective Date" means January 1, 1995.

         2.21 "Severance Pay" means any amount identified by a Participating Company as severance pay, or any amount which is payable on account of periods beginning after the last date on which an employee (or former employee) is required to report for work for a Participating Company.

III.     ELECTION TO DEFER COMPENSATION

         3.1 Elections. Each Outside Director and Eligible Employee shall have the right to defer all or any portion of the Compensation (including bonuses, if any) which he or she shall receive in the following Plan Year by filing an Election at the time and in the manner described in this Article III; provided that Severance Pay shall be included as "Compensation" for purposes of this
Section 3.1 only to the extent permitted by the Administrator in its sole discretion. The amount of Compensation deferred by a Participant for a Plan Year pursuant to an Election shall be withheld on a pro-rata basis from each periodic

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installment  payment  of the  Participant's  Compensation  for the Plan Year (in
accordance with the general pay practices of the Participating Companies), and credited to the Participant's Account in accordance with Section 5.1. Except to the extent permitted by the Administrator in its sole discretion, no Election filed by a Former Eligible Employee shall be valid or effective.

         3.2 Filing of Elections. The Election shall be made on the form provided by the Administrator for this purpose. Except as provided in Section 3.3, no Election shall be effective unless it is filed with the Administrator on or before the close of business on December 31 of the Plan Year preceding the Plan Year as to which the Election applies.

         3.3 Filing of Elections by New Key Employees.  Notwithstanding  Section
3.1 Section and 3.2, a New Key Employee may elect to defer all or any portion of his or her compensation to be earned in the Plan Year in which the New Key Employee was hired, beginning with the payroll period next following the filing of an Election with the Administrator and before the close of such Plan Year by making and filing the Election with the Administrator within 30 days of such New Key Employee's date of hire. Elections by such New Key Employee for succeeding Plan Years shall be made in accordance with Section 3.1 and Section 3.2.

         3.4 Plan Years to which Elections May Apply. A separate Election may be made for each Plan Year as to which an Outside

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Director or Eligible  Employee desires to defer all or any portion of his or her
Compensation, but the failure of an Outside Director or Eligible Employee to make an Election for any Plan Year shall not affect such Employee's right to make an Election for any other Plan Year.

         3.5 Election of Distribution Date. Each Participant who elects to defer all or any portion of his or her Compensation for any Plan Year shall, on the Election, also elect the time and form of distribution of the amount of the deferred Compensation to which the particular Election relates; provided, however, that, subject to acceleration pursuant to Section 7.1 or Section 7.3:

                 3.5.1 With respect to Elections filed with the Administrator before January 1, 1990, no distribution may be made within five years of the date on which the Election is filed with the Administrator.

                 3.5.2 Except as otherwise provided by Section 3.5.1, no distribution may be made within one year of the date on which the Election is filed with the Administrator.

Each  Participant  may select a form of  distribution in accordance with Article
IV.

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         3.6      Designation of Benefit Commencement Date.

                 3.6.1   The  designation  of  the  time  for   distribution  of
                         benefits to begin under the Plan may vary with each separate Election.

                 3.6.2 Each Active Participant who has previously elected to receive a distribution of part or all of his or her Account, or who, pursuant to this Section 3.6, has elected to defer payment for an additional period from the originally-elected payment date, may elect to defer the payment of such amount for a minimum of one additional year from the previously-elected payment date by filing an Election with the Administrator on or before the close of business on December 31 of the Plan Year preceding the Plan Year in which the distribution would otherwise be made.

                 3.6.3 Except as provided in Section 3.6.4, if permitted by the Administrator in its sole discretion, an Inactive Participant who has previously elected to receive a distribution of part or all of his her Account, or who, pursuant to this Section 3.6, has elected to defer payment for an additional period from the originally elected payment date, may elect to defer the payment of such amount for

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                         a   minimum   of   one   additional   year    from  the
                         previously-elected payment date, but not later than the date permitted by the Administrator, by filing an Election with the Administrator on or before the close of business on December 31 of the Plan Year preceding the Plan Year in which the distribution would otherwise be made.

                 3.6.4 No Grandfathered Participant who has previously elected to receive a distribution of part or all of his or her Account, or who, pursuant to this Section 3.6, has elected to defer payment for an additional period from the originally-elected payment date, may elect to defer the payment of such amount to any subsequent date.

                 3.6.5 Subject to acceleration pursuant to Section 7.1 or 7.3, no distribution of the amounts deferred by a Participant for any Plan Year shall be made before the payment date designated by the Participant on the most recently filed Election with respect to such deferred amounts. Distribution of the amounts deferred for any Plan Year by a Participant (other than a Grandfathered Participant and an Inactive Participant who

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                         makes an Election  under  Section  3.6.3) who ceases to
                         be an Active Participant shall be made on the payment date designated by the Participant on the last Election filed with respect to such deferred amounts before the Participant ceased to be an Active Participant.

IV.      FORMS OF DISTRIBUTION

         4.1 Forms of Distribution. Amounts credited to an Account shall be distributed, pursuant to an Election, from among the following forms of distribution:

                 4.1.1   A lump sum payment.

                 4.1.2   Substantially  equal  annual  installments  over a five
                         (5), ten (10) or fifteen (15) year period.

                 4.1.3 Substantially equal monthly installments over a period not exceeding fifteen (15) years.

V.       BOOK ACCOUNTS

         5.1 Deferred Compensation Account. A deferred Compensation Account shall be established for each Outside Director and Eligible Employee when such Outside Director or Eligible Employee becomes a Participant. Compensation deferred pursuant to the Plan shall be credited to the Account on the date such Compensation would otherwise have been payable to the

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Participant.  Earnings  on the balance  of the  Account shall be credited to the
Account as provided in Section 5.2.

         5.2      Crediting of Earnings on Accounts.

                 5.2.1   In  General.  Except as  otherwise  provided in Section

                         5.2.2,    the    Administrator    shall   credit   each
                         Participant's Account with interest at the rate of 12% per annum.

                 5.2.2 Termination of Employment During Deferral Period. Except to the extent otherwise required by Section 9.2, effective for the period extending from a Participant's employment termination date to the date the
                         Participant's Account is distributed in full, the Administrator, in its sole discretion, may credit such Participant's Account with interest at the lesser of
                         (1) the rate in effect under Section 5.2.1 or (2) the Prime Rate plus one percent.

          5.3 Status of Deferred Amounts. Regardless of whether or not the Company is a Participant's employer, all Compensation deferred under this Plan shall continue for all purposes to be a part of the general funds of the Company.

         5.4 Participants' Status as General Creditors. Regardless of whether or not the Company is a Participant's employer, an Account shall at all times represent the general obligation of the Company. The Participant shall be a general creditor of the

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Company  with  respect  to this  obligation,  and shall  not have a  secured  or preferred position with respect to his or her Accounts. Nothing contained herein shall be deemed to create an escrow, trust, custodial account or fiduciary relationship of any kind. Nothing contained herein shall be construed to eliminate any priority or preferred position of a Participant in a bankruptcy matter with respect to claims for wages.

VI.      NON-ASSIGNABILITY, ETC.

         The right of each Participant in or to any account, benefit or payment hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Participant; and no Account, benefit or payment shall be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.

VII.     DEATH OR DISABILITY OF PARTICIPANT

         7.1 Death or Disability Before Commencement of Distributions. If a Participant's employment (or, in the case of a Participant who is an Outside Director, a Participant's service as an Outside Director) is terminated by reason of death or disability, before the distribution of any portion of his Account has begun, the Company shall, within ninety (90) days of the date of such termination, commence distribution of the Account to the Participant (in the event of disability) or to the beneficiary or beneficiaries (in the event of death) selected by the Participant. Distributions under this Section 7.1 shall be made

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in accordance with the Election of the Participant under Section 4.1.

         7.2 Death or Disability After Commencement of Distributions. If a Participant's employment (or, in the case of a Participant who is an Outside Director, a Participant's service as an Outside Director) is terminated by reason of death or disability after distribution of his or her Account has begun, the Company shall continue to make distributions to the Participant or the Participant's beneficiary or beneficiaries in accordance with the Election of the Participant under Section 4.1.

         7.3 Hardship Distributions. Notwithstanding the terms of an Election, if, at the Participant's request, the Board determines that the Participant has incurred a Hardship, the Board may, in its discretion, authorize the immediate distribution of all or any portion of the Participant's Account.

         7.4 Designation of Beneficiaries. Each Participant shall have the right to designate one or more beneficiaries to receive distributions in the event of the Participant's death by filing with the Administrator a beneficiary designation on the form provided by the Administrator for such purpose. The designation of beneficiary or beneficiaries may be changed by a Participant at any time prior to his or her death by the delivery to the Administrator of a new beneficiary designation form. If no beneficiary shall have been designated, or if no designated

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beneficiary  shall survive  the Participant, the  Participant's  estate shall be deemed to be the beneficiary.

VIII.    INTERPRETATION

         8.1 Authority of Board. The Board shall have full and exclusive authority to construe, interpret and administer this Plan and Board's construction and interpretation thereof shall be binding and conclusive on all persons for all purposes.

IX.      AMENDMENT OR TERMINATION

         9.1 Amendment or Termination. Except as otherwise provided by Section 9.2, the Company, by action of the Board or by action of the Committee, reserves the right at any time, or from time to time, to amend or modify this Plan. The Company, by action of the Board, reserves the right at any time, or from time to time terminate this Plan.

         9.2 Amendment of Rate of Credited Earnings. No amendment shall change the rate of earnings credited to the portion of a Participant's Account that is attributable to an Election made with respect to Compensation earned in a Plan Year and filed with the Administrator before the date of adoption of such amendment by the Board. For purposes of this Section 9.2, an Election to defer the payment of part or all of an Account for an additional period after a previously-elected payment date (as described in Section 3.6) shall be treated as a separate Election from any previous Election with respect to such Account.

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X.       MISCELLANEOUS PROVISIONS

         10.1 No Right to Continued Employment. Nothing contained herein shall be construed as conferring upon any Participant the right to remain in service as an Outside Director or in the employment of a Participating Company as an executive or in any other capacity.

         10.2 Governing Law. This Plan shall be interpreted under the laws of the Commonwealth of Pennsylvania.

XI.      EFFECTIVE DATE

         The original effective date of the Plan was February 12, 1974. The Plan has been amended from time to time. The effective date of this amendment and restatement of the Plan shall be January 1, 1995.

         IN WITNESS WHEREOF, COMCAST CORPORATION has caused this Plan to be executed by its officers thereunto duly authorized, and its corporate seal to be affixed hereto, this 11th day of November, 1994.

[CORPORATE SEAL]                            COMCAST CORPORATION



ATTEST: /s/  Arthur Block          BY:  /s/ Stanley Wang
      _____________________            _______________________